UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 14, 2008

AFFINITY MEDIA INTERNATIONAL CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-51983	20-3315459
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1850 Sawtelle Blvd., Suite 470 Los Angeles, California	90025
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (310) 479-1555

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ADDITIONAL INFORMATION AND FORWARD-LOOKING STATEMENTS

AFFINITY MEDIA INTERNATIONAL CORP. (“AFFINITY”) CLAIMS THE PROTECTION OF THE SAFE HARBOR FOR “FORWARD-LOOKING STATEMENTS” WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. FORWARD-LOOKING STATEMENTS ARE STATEMENTS THAT ARE NOT HISTORICAL FACTS. SUCH FORWARD-LOOKING STATEMENTS, BASED UPON THE CURRENT BELIEFS AND EXPECTATIONS OF MANAGEMENT OF AFFINITY AND HOTELS AT HOME, INC. (“HOTELS”) REGARDING, AMONG OTHER THINGS, THE BUSINESS OF HOTELS AND THE MERGER, ARE SUBJECT TO RISKS AND UNCERTAINTIES, WHICH COULD CAUSE ACTUAL RESULTS TO DIFFER FROM THE FORWARD-LOOKING STATEMENTS. THE FOLLOWING FACTORS, AMONG OTHERS, COULD CAUSE ACTUAL RESULTS TO DIFFER FROM THOSE SET FORTH IN THE FORWARD-LOOKING STATEMENTS: BUSINESS CONDITIONS IN THE U.S. AND ABROAD; CHANGING INTERPRETATIONS OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES; REQUIREMENTS OR CHANGES ADVERSELY AFFECTING THE BUSINESS IN WHICH HOTELS IS ENGAGED; MANAGEMENT OF RAPID GROWTH; INTENSITY OF COMPETITION; GENERAL ECONOMIC CONDITIONS; AS WELL AS OTHER RELEVANT RISKS DETAILED IN AFFINITY’S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION. THE INFORMATION SET FORTH HEREIN SHOULD BE READ IN LIGHT OF SUCH RISKS. NEITHER AFFINITY NOR HOTELS ASSUMES ANY OBLIGATION TO UPDATE THE INFORMATION CONTAINED IN THIS REPORT.

COMMENCING SHORTLY AFTER THE FILING OF THIS CURRENT REPORT ON FORM 8-K, AFFINITY INTENDS TO HOLD PRESENTATIONS FOR CERTAIN OF ITS STOCKHOLDERS, AS WELL AS OTHER PERSONS WHO MIGHT BE INTERESTED IN PURCHASING AFFINITY’S SECURITIES, REGARDING ITS PROPOSED BUSINESS COMBINATION WITH HOTELS AND ITS SUBSIDIARIES (COLLECTIVELY, “HOTELS”), AS DESCRIBED IN THIS REPORT. THIS CURRENT REPORT ON FORM 8-K WILL BE DISTRIBUTED TO PARTICIPANTS AT SUCH PRESENTATIONS.

AFFINITY AND HOTELS AND THEIR RESPECTIVE DIRECTORS AND EXECUTIVE OFFICERS MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICIATION OF PROXIES FOR THE SPECIAL MEETING OF AFFINITY’S STOCKHOLDERS TO BE HELD TO APPROVE THE PROPOSED BUSINESS COMBINATION. STOCKHOLDERS OF AFFINITY AND OTHER INTERESTED PERSONS ARE URGED TO READ AFFINITY’S PRELIMINARY PROXY STATEMENT AND DEFINITIVE PROXY STATEMENT IN CONNECTION WITH AFFINITY’S SOLICITATION OF PROXIES FOR THE SPECIAL MEETING BECAUSE THESE PROXY STATEMENTS CONTAIN IMPORTANT INFORMATION. SUCH PERSONS CAN ALSO READ AFFINITY’S FINAL PROSPECTUS, DATED JUNE 5, 2006, ITS REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 2006, ITS PRELIMINARY PROXY ON SCHEDULE 14A FILED WITH THE SEC ON NOVEMBER 13, 2007 AND OTHER REPORTS AS FILED WITH THE SEC, FOR A DESCRIPTION OF THE SECURITY HOLDINGS OF AFFINITY’S OFFICERS AND DIRECTORS AND THEIR RESPECTIVE INTERESTS IN THE SUCCESSFUL CONSUMMATION OF THIS BUSINESS COMBINATION. THE PRELIMINARY PROXY STATEMENT CONTAINS AND THE DEFINITIVE PROXY STATEMENT WILL CONTAIN

INFORMATION WITH RESPECT TO THE OFFICERS AND DIRECTORS OF HOTELS. THE DEFINITIVE PROXY STATEMENT OF AFFINITY WILL BE MAILED TO STOCKHOLDERS AS OF A RECORD DATE TO BE ESTABLISHED FOR VOTING ON THE PROPOSED BUSINESS COMBINATION. STOCKHOLDERS WILL ALSO BE ABLE TO OBTAIN A COPY OF THE DEFINITIVE PROXY STATEMENT, WITHOUT CHARGE, BY DIRECTING A REQUEST TO AFFINITY AT: 1850 SAWTELLE BLVD., SUITE 470, LOS ANGELES, CALIFORNIA, 90025. THE PRELIMINARY PROXY STATEMENT AND DEFINITIVE PROXY STATEMENT, ONCE AVAILABLE, AND THE FINAL PROSPECTUS AND OTHER SEC FILINGS OF AFFINITY CAN ALSO BE OBTAINED, WITHOUT CHARGE, AT THE SECURITIES AND EXCHANGE COMMISSION’S INTERNET SITE (http://www.sec.gov).

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed on a Current Report on Form 8-K filed with the Securities and Exchange commission on July 26, 2007, on July 24, 2007, Affinity Media International Corp., a Delaware corporation (“Affinity”), and its wholly-owned subsidiary, Affinity Acquisition Subsidiary Corp., also a Delaware corporation (“Affinity Subsidiary”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Hotels at Home, Inc., a Delaware corporation (“Hotels”) and the stockholders of Hotels (the “Hotels Stockholders”), pursuant to which Hotels will merge into the Affinity Subsidiary and Hotels will become a wholly-owned subsidiary of Affinity (the “Merger”).

On January 14, 2008, Affinity, Affinity Subsidiary, Hotels and the Hotels Stockholders entered into an amendment to the Merger Agreement (the “Amendment”). Pursuant to the Amendment, the shares of Affinity common stock payable to the Hotels Stockholders at the closing of the Merger have been reduced from 3,509,203 shares of Affinity common stock to 2,456,571 shares of Affinity common stock. In addition, the parties agreed to an earn-out provision whereby if Hotels satisfies certain established net income levels for each of the fiscal years ended December 31, 2008, 2009 and 2010, the hotels Stockholders will earn up to 1,500,000 shares of Affinity common stock. Notwithstanding the foregoing, in the event that the Hotels Stockholders do not earn, in the aggregate, 1,000,000 Earn-out Shares, then Affinity shall cause the founding stockholders of Affinity to transfer to the Hotels Stockholders an aggregate of 500,000 shares of Parent Common Stock, on a pro-rata basis. In addition, the annual performance bonus payable to each of the Hotels Stockholders pursuant to their respective Employment Agreements has been reduced from 100% of their Base Salary (as that term is defined in the Employment Agreements) to 50% of the Base Salary for each year of the term of such Employment Agreement. Further, the Hotels Stockholders have agreed to increase the twelve month lockup of the shares of common stock issuable to them in the Merger to a period of eighteen months. The terms of the Amendment are more fully described in the Amendment, which is attached hereto as Exhibit 2.1. The press release announcing the execution of the Amendment is attached hereto as Exhibit 99.1.

Item 3.02. Unregistered Sales of Equity Securities

See Item 1.01 of this Current Report on Form 8-K, which Item is incorporated herein by this reference, for a description of the amended terms of the merger transaction that will include the issuance of shares of common stock of Parent.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description
2.1	Amendment to Merger Agreement dated January 14, 2008
99.1	Press Release dated January 14, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AFFINITY MEDIA INTERNATIONAL CORP.

Date: January 14, 2007	By:	/s/ Howard Cohl
Howard Cohl
President